Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of June 30, 2013

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  As of June 30, 2013, the Company operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 650 communities in 36 states and the ability to serve approximately 67,000 residents. Through its Innovative Senior Care program, the Company also offers a range of outpatient therapy, home health and hospice services, primarily to residents of its communities.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities	Number of Units	Percentage of Q2 2013 Resident and Management Fees	Percentage of Q2 2013 Facility Operating Income	Percentage of YTD 2013 Resident and Management Fees	Percentage of YTD 2013 Facility Operating Income
Owned	220	22,944	42.2%	41.6%	42.2%	41.5%
Leased	329	25,758	47.3%	49.5%	47.2%	49.3%
Innovative Senior Care ("ISC")	N/A	N/A	9.3%	5.3%	9.4%	5.6%
Managed	101	18,200	1.2%	3.6%	1.2%	3.6%
Total	650	66,902	100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	76	14,525	20.7%	25.5%	20.6%	24.9%
Assisted Living	432	21,567	41.5%	45.2%	41.3%	44.6%
CCRCs - Rental	27	6,744	15.5%	12.0%	15.7%	12.7%
CCRCs - Entry Fee	14	5,866	11.8%	8.4%	11.8%	8.6%
Innovative Senior Care ("ISC")	N/A	N/A	9.3%	5.3%	9.4%	5.6%
Managed	101	18,200	1.2%	3.6%	1.2%	3.6%
Total	650	66,902	100.0%	100.0%	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year (1)	Q1	Q2
Reported CFFO	$0.45	$0.51	$0.50	$0.50	$1.96	$0.55	$0.58
Add: integration, transaction-related and EMR roll-out costs	0.03	0.06	0.04	0.06	0.19	0.02	0.03
Adjusted CFFO	$0.48	$0.57	$0.54	$0.56	$2.15	$0.57	$0.61

Weighted average shares (000's)	121,145	121,708	122,493	122,608		122,823	123,405
Period end outstanding shares (excluding unvested restricted shares) (000's)	121,197	122,474	122,575	122,738		123,040	124,061

(1) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note:  See accompanying second quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Operating Information
As of June 30, 2013

Senior Housing Operating Information
	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Retirement Centers
Number of communities (period end)	76	76	76	76	76	76	76
Total average units(1)	14,452	14,451	14,445	14,433	14,445	14,429	14,429
Weighted average unit occupancy	88.8%	88.8%	89.1%	89.7%	89.1%	89.5%	89.4%
Senior Housing average monthly revenue per unit(2)	$3,235	$3,268	$3,275	$3,276	$3,263	$3,328	$3,362

Assisted Living
Number of communities (period end)	434	434	434	433	433	431	432
Total average units(1)	21,635	21,637	21,652	21,577	21,625	21,556	21,499
Weighted average unit occupancy	88.5%	88.6%	89.1%	89.7%	88.9%	89.1%	89.4%
Senior Housing average monthly revenue per unit(2)	$4,379	$4,390	$4,393	$4,401	$4,390	$4,523	$4,519

CCRCs - Rental
Number of communities (period end)	26	27	27	27	27	27	27
Total average units(1)	6,626	6,659	6,691	6,691	6,667	6,687	6,684
Weighted average unit occupancy	86.5%	85.8%	85.8%	87.0%	86.3%	87.6%	86.2%
Senior Housing average monthly revenue per unit(2)	$5,536	$5,561	$5,619	$5,639	$5,588	$5,709	$5,649

CCRCs - Entry Fee
Number of communities (period end)	14	14	14	14	14	14	14
Total average units(1)	5,171	5,199	5,221	5,249	5,210	5,281	5,295
Weighted average unit occupancy	83.7%	83.4%	83.4%	84.1%	83.7%	84.6%	83.8%
Senior Housing average monthly revenue per unit(2)	$5,055	$4,963	$4,975	$4,921	$4,978	$5,011	$5,025

Senior Housing Totals
Number of communities (period end)	550	551	551	550	550	548	549
Total average units(1)	47,884	47,946	48,009	47,950	47,947	47,953	47,907
Weighted average unit occupancy	87.8%	87.7%	88.0%	88.7%	88.0%	88.5%	88.3%
Senior Housing average monthly revenue per unit(2)	$4,257	$4,266	$4,279	$4,282	$4,271	$4,375	$4,373

Management Services - Total
Number of communities (period end)	96	96	97	97	97	101	101
Total average units(1)	18,253	18,144	18,081	18,141	18,155	18,114	18,310
Weighted average occupancy	84.3%	84.0%	84.3%	85.4%	84.5%	84.9%	84.9%
Average monthly revenue per unit(2)	$3,373	$3,369	$3,386	$3,399	$3,382	$3,460	$3,505

Innovative Senior Care Operating Information
	FY 2012				FY 2013
	Q1	Q2	Q3	Q4	Q1	Q2
Innovative Senior Care
Brookdale units served:
Outpatient Therapy consolidated	35,909	36,844	38,016	37,961	38,017	38,075
Home Health consolidated	32,655	31,944	32,650	32,242	32,389	32,864
Outpatient Therapy non-consolidated	9,685	9,861	12,540	13,448	13,502	14,177
Home Health non-consolidated	4,735	10,667	12,597	13,569	13,326	13,232
Total Brookdale units served:
Outpatient Therapy	45,594	46,705	50,556	51,409	51,519	52,252
Home Health	37,390	42,611	45,247	45,811	45,715	46,096

Outpatient Therapy treatment codes	907,816	957,364	939,241	762,233	821,308	840,076
Home Health average census	3,448	3,554	3,651	4,187	4,289	4,366

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and ISC segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of June 30, 2013

Senior Housing Operating Information

	FY 2012				FY 2013
	Q1	Q2	Q3	Q4 (1)	Q1	Q2

Owned Properties
Number of communities (period end)	209	210	210	221	219	220
Total average units(2)	21,281	21,350	21,425	22,243	22,243	22,153
Weighted average unit occupancy	87.2%	87.4%	87.6%	89.0%	88.8%	88.7%
Senior Housing average monthly revenue per unit(3)	$4,302	$4,297	$4,318	$4,323	$4,416	$4,416

Leased Properties with Bargain Purchase Options
Number of communities (period end)	18	18	18	9	9	9
Total average units(2)	3,263	3,263	3,261	2,948	2,949	2,945
Weighted average unit occupancy	88.4%	87.6%	88.0%	88.3%	88.2%	88.0%
Senior Housing average monthly revenue per unit(3)	$3,878	$3,874	$3,903	$3,802	$3,891	$3,896

Leased Properties with Fair Market Value Purchase Options
Number of communities (period end)	77	77	77	74	74	74
Total average units(2)	3,929	3,927	3,927	3,364	3,364	3,364
Weighted average unit occupancy	91.1%	91.2%	92.0%	91.8%	90.8%	90.6%
Senior Housing average monthly revenue per unit(3)	$4,384	$4,423	$4,482	$4,549	$4,675	$4,638

Leased Properties without Purchase Options
Number of communities (period end)	246	246	246	246	246	246
Total average units(2)	19,411	19,406	19,396	19,395	19,397	19,445
Weighted average unit occupancy	87.6%	87.3%	87.6%	87.9%	87.9%	87.6%
Senior Housing average monthly revenue per unit(3)	$4,241	$4,264	$4,256	$4,256	$4,344	$4,348

Senior Housing Totals
Number of communities (period end)	550	551	551	550	548	549
Total average units(2)	47,884	47,946	48,009	47,950	47,953	47,907
Weighted average unit occupancy	87.8%	87.7%	88.0%	88.7%	88.5%	88.3%
Senior Housing average monthly revenue per unit(3)	$4,257	$4,266	$4,279	$4,282	$4,375	$4,373

(1)
During the three months ended December 31, 2012, the Company acquired the underlying real estate interest in 12 communities that the Company previously leased.  The results of operations of the previously leased communities are included within Owned Properties beginning in the fourth quarter of FY 2012.  Prior quarters have not been recast.

(2)	Total average units operated represent the average units operated during the period, excluding equity homes.
(3)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees and ISC segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Segment Financial Data
As of June 30, 2013

Financial Data
($ in 000s)

Retirement Centers	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	124,512	125,813	126,401	127,176	503,902	128,922	130,170	259,092
Expenses	73,521	73,138	75,679	75,979	298,317	75,588	75,993	151,581
Segment Operating Income	50,991	52,675	50,722	51,197	205,585	53,334	54,177	107,511
Segment Operating Margin	41.0%	41.9%	40.1%	40.3%	40.8%	41.4%	41.6%	41.5%

Assisted Living	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	251,352	252,399	254,179	255,407	1,013,337	260,615	260,497	521,112
Expenses	160,789	162,233	163,017	166,114	652,153	164,330	164,316	328,646
Segment Operating Income	90,563	90,166	91,162	89,293	361,184	96,285	96,181	192,466
Segment Operating Margin	36.0%	35.7%	35.9%	35.0%	35.6%	36.9%	36.9%	36.9%

CCRCs - Rental	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	95,112	95,258	96,681	98,428	385,479	100,327	97,562	197,889
Expenses	67,093	68,494	71,581	72,248	279,416	71,250	71,995	143,245
Segment Operating Income	28,019	26,764	25,100	26,180	106,063	29,077	25,567	54,644
Segment Operating Margin	29.5%	28.1%	26.0%	26.6%	27.5%	29.0%	26.2%	27.6%

CCRCs - Entry Fee	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	71,719	70,858	71,413	71,711	285,701	74,308	74,016	148,324
Expenses	54,914	55,341	56,249	57,792	224,296	54,737	56,244	110,981
Segment Operating Income	16,805	15,517	15,164	13,919	61,405	19,571	17,772	37,343
Segment Operating Margin	23.4%	21.9%	21.2%	19.4%	21.5%	26.3%	24.0%	25.2%

Bridge to Cash Basis for CCRCs - Entry Fee segment
Revenue	71,719	70,858	71,413	71,711	285,701	74,308	74,016	148,324
Less: revenue amortization (non-cash)	(6,066)	(6,310)	(6,459)	(6,527)	(25,362)	(7,133)	(7,032)	(14,165)
Add: net entrance fees (cash)	6,887	14,265	19,108	15,089	55,349	7,553	16,422	23,975
Adjusted revenue	72,540	78,813	84,062	80,273	315,688	74,728	83,406	158,134
Expenses	54,914	55,341	56,249	57,792	224,296	54,737	56,244	110,981
Adjusted Segment Operating Income	17,626	23,472	27,813	22,481	91,392	19,991	27,162	47,153
Adjusted Segment Operating Margin	24.3%	29.8%	33.1%	28.0%	29.0%	26.8%	32.6%	29.8%

Total Senior Housing	FY 2012					FY 2013
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	542,695	544,328	548,674	552,722	2,188,419	564,172	562,245	1,126,417
Expenses	356,317	359,206	366,526	372,133	1,454,182	365,905	368,548	734,453
Operating Income	186,378	185,122	182,148	180,589	734,237	198,267	193,697	391,964
Operating Margin	34.3%	34.0%	33.2%	32.7%	33.6%	35.1%	34.5%	34.8%
G&A Allocation (1)	22,751	20,876	21,402	20,374	85,403	25,526	23,224	48,750
G&A Allocation as a % of revenue	4.2%	3.8%	3.9%	3.7%	3.9%	4.5%	4.1%	4.3%
Adjusted Operating Income	163,627	164,246	160,746	160,215	648,834	172,741	170,473	343,214
Adjusted Operating Margin	30.2%	30.2%	29.3%	29.0%	29.6%	30.6%	30.3%	30.5%

Brookdale Senior Living Inc.
Segment Financial Data
As of June 30, 2013

Financial Data (continued)
($ in 000s)

Innovative Senior Care ("ISC")	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	53,854	57,722	56,856	56,085	224,517	60,198	58,693	118,891
Expenses	42,452	44,309	44,941	45,035	176,737	47,098	47,479	94,577
Segment Operating Income	11,402	13,413	11,915	11,050	47,780	13,100	11,214	24,314
Segment Operating Margin	21.2%	23.2%	21.0%	19.7%	21.3%	21.8%	19.1%	20.5%
G&A Allocation (1)	5,954	5,453	5,467	5,358	22,232	6,055	6,005	12,060
G&A Allocation as a % of revenue	11.1%	9.4%	9.6%	9.6%	9.9%	10.1%	10.2%	10.1%
Adjusted Segment Operating Income	5,448	7,960	6,448	5,692	25,548	7,045	5,209	12,254
Adjusted Segment Operating Margin	10.1%	13.8%	11.3%	10.1%	11.4%	11.7%	8.9%	10.3%

Total Senior Housing and ISC	FY 2012					FY 2013
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	596,549	602,050	605,530	608,807	2,412,936	624,370	620,938	1,245,308
Expenses	398,769	403,515	411,467	417,168	1,630,919	413,003	416,027	829,030
Operating Income	197,780	198,535	194,063	191,639	782,017	211,367	204,911	416,278
Operating Margin	33.2%	33.0%	32.0%	31.5%	32.4%	33.9%	33.0%	33.4%
G&A Allocation (1)	28,705	26,329	26,869	25,732	107,635	31,581	29,229	60,810
G&A Allocation as a % of revenue	4.8%	4.4%	4.4%	4.2%	4.5%	5.1%	4.7%	4.9%
Adjusted Operating Income	169,075	172,206	167,194	165,907	674,382	179,786	175,682	355,468
Adjusted Operating Margin	28.3%	28.6%	27.6%	27.3%	27.9%	28.8%	28.3%	28.5%

Management Services	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue (Management Fees)	7,444	7,499	7,407	8,436	30,786	7,609	7,744	15,353
Expenses (G&A Allocation) (1)	5,929	5,325	5,644	5,311	22,209	6,031	6,192	12,223
Segment Operating Income	1,515	2,174	1,763	3,125	8,577	1,578	1,552	3,130
Segment Operating Margin	20.4%	29.0%	23.8%	37.0%	27.9%	20.7%	20.0%	20.4%

Total Senior Housing, ISC and Management Services	FY 2012					FY 2013
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	603,993	609,549	612,937	617,243	2,443,722	631,979	628,682	1,260,661
Expenses	398,769	403,515	411,467	417,168	1,630,919	413,003	416,027	829,030
Operating Income	205,224	206,034	201,470	200,075	812,803	218,976	212,655	431,631
Operating Margin	34.0%	33.8%	32.9%	32.4%	33.3%	34.6%	33.8%	34.2%
G&A Allocation (1)	34,634	31,654	32,513	31,043	129,844	37,612	35,421	73,033
G&A Allocation as a % of revenue	5.7%	5.2%	5.3%	5.0%	5.3%	6.0%	5.6%	5.8%
Adjusted Operating Income	170,590	174,380	168,957	169,032	682,959	181,364	177,234	358,598
Adjusted Operating Margin	28.2%	28.6%	27.6%	27.4%	27.9%	28.7%	28.2%	28.4%

(1) Excludes non-cash stock-based compensation expense and integration, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of June 30, 2013

Financial Data
($ in 000s)

Owned Properties	FY 2012					FY 2013
	Q1	Q2	Q3	Q4 (1)	Full Year	Q1	Q2	YTD
Revenue	243,302	244,720	247,473	260,980	996,475	266,322	265,139	531,461
Expenses	163,822	165,862	171,356	177,350	678,390	175,672	176,623	352,295
Segment Operating Income	79,480	78,858	76,117	83,630	318,085	90,650	88,516	179,166
Segment Operating Margin	32.7%	32.2%	30.8%	32.0%	31.9%	34.0%	33.4%	33.7%

Bridge to Cash Basis for CCRCs - Entry Fee
Revenue	243,302	244,720	247,473	260,980	996,475	266,322	265,139	531,461
Less: revenue amortization (non-cash)	(3,692)	(4,208)	(4,294)	(4,265)	(16,459)	(4,664)	(4,821)	(9,485)
Add: net entrance fees (cash)	5,802	10,487	14,234	11,481	42,004	5,449	10,936	16,385
Adjusted revenue	245,412	250,999	257,413	268,196	1,022,020	267,107	271,254	538,361
Expenses	163,822	165,862	171,356	177,350	678,390	175,672	176,623	352,295
Adjusted Segment Operating Income	81,590	85,137	86,057	90,846	343,630	91,435	94,631	186,066
Adjusted Segment Operating Margin	33.2%	33.9%	33.4%	33.9%	33.6%	34.2%	34.9%	34.6%

Leased Properties with Bargain Purchase Options	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	35,394	34,853	35,362	31,494	137,103	32,254	32,096	64,350
Expenses	23,287	23,433	24,264	21,334	92,318	20,766	21,308	42,074
Segment Operating Income	12,107	11,420	11,098	10,160	44,785	11,488	10,788	22,276
Segment Operating Margin	34.2%	32.8%	31.4%	32.3%	32.7%	35.6%	33.6%	34.6%

Leased Properties with Fair Market Value Purchase Options	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	47,104	47,534	48,560	42,140	185,338	42,842	42,408	85,250
Expenses	29,974	30,192	28,999	27,443	116,608	26,940	27,011	53,951
Segment Operating Income	17,130	17,342	19,561	14,697	68,730	15,902	15,397	31,299
Segment Operating Margin	36.4%	36.5%	40.3%	34.9%	37.1%	37.1%	36.3%	36.7%

Leased Properties without Purchase Options	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	216,895	217,221	217,279	218,108	869,503	222,754	222,602	445,356
Expenses	139,234	139,719	141,907	146,006	566,866	142,527	143,606	286,133
Segment Operating Income	77,661	77,502	75,372	72,102	302,637	80,227	78,996	159,223
Segment Operating Margin	35.8%	35.7%	34.7%	33.1%	34.8%	36.0%	35.5%	35.8%

Total Senior Housing	FY 2012					FY 2013
(GAAP Basis)	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	YTD
Revenue	542,695	544,328	548,674	552,722	2,188,419	564,172	562,245	1,126,417
Expenses	356,317	359,206	366,526	372,133	1,454,182	365,905	368,548	734,453
Operating Income	186,378	185,122	182,148	180,589	734,237	198,267	193,697	391,964
Operating Margin	34.3%	34.0%	33.2%	32.7%	33.6%	35.1%	34.5%	34.8%

(1)  During the three months ended December 31, 2012, the Company acquired the underlying real estate interest in 12 communities that the Company previously leased.  The results of operations of the previously leased communities are included within Owned Properties beginning in the fourth quarter of FY 2012.  Prior quarters have not been recast.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of June 30, 2013

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)
	Senior Housing			Senior Housing
	Three Months Ended June 30,			Twelve Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change
Revenue	$547,580	$531,211	3.1%	$2,169,032	$2,088,917	3.8%
Operating Expense	362,214	354,418	2.2%	1,446,702	1,389,559	4.1%
Facility Operating Income	$185,366	$176,793	4.8%	$722,330	$699,358	3.3%
Facility Operating Margin	33.9%	33.3%	0.6%	33.3%	33.5%	-0.2%

# Communities	541	541		541	541
Avg. Period Occupancy	88.5%	87.7%	0.8%	88.5%	87.2%	1.3%
Avg. Mo. Revenue/Unit	$4,364	$4,268	2.2%	$4,321	$4,226	2.2%

	Innovative Senior Care			Innovative Senior Care
	Three Months Ended June 30,			Twelve Months Ended June 30,
	2013	2012	% Change	2013	2012	% Change
Revenue	$32,078	$36,081	-11.1%	$132,628	$148,574	-10.7%
Operating Expense	25,977	27,668	-6.1%	105,816	112,474	-5.9%
Facility Operating Income	$6,101	$8,413	-27.5%	$26,812	$36,100	-25.7%
Facility Operating Margin	19.0%	23.3%	-4.3%	20.2%	24.3%	-4.1%

# Units served (1)	27,337	27,337		27,337	27,337

(1) Units are included in same store calculation where either the therapy or home health, whichever came later, has stabilized or produced revenue for twenty-four months.

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended June 30,
Type	2013	2012
Recurring	$10,664	$9,099
Reimbursements	-	(500)
Net Recurring	10,664	8,599
Corporate (2)	5,523	6,817
EBITDA-enhancing / Major Projects (3)	25,961	22,587
Program Max / Development, net (4)	8,839	11,199
Net Total Capital Expenditures (5)	$50,987	$49,202

(2) Corporate includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.
(3) Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects.
(4)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lender or lessor funding received of $8.2 million and $0.7 million for the three months ended June 30, 2013 and 2012, respectively.

(5) Approximately $10.8 million and $11.3 million of expense was recognized during the three months ended June 30, 2013 and 2012, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of June 30, 2013
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Leases	rate (2)	Debt

2013	$23,375	3.38%	$-	-	$15,963	8.27%	$39,338
2014	172,262	5.29%	-	-	32,853	8.29%	205,115
2015	54,428	4.88%	-	-	33,778	8.32%	88,206
2016	57,023	4.43%	-	-	29,290	8.41%	86,313
2017	319,331	5.18%	-	-	47,048	9.10%	366,379
Thereafter	1,623,148	3.43%	70,000	3.75%	147,450	7.72%	1,840,598
Total	$2,249,567	3.88%	$70,000	3.75%	$306,382	8.15%	$2,625,949

Coverage Ratios

	Six months ended June 30, 2013
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	22,944	$189,778	$156,955	$47,824	3.3 x
Leased communities *	25,758	$224,321	$187,394	$158,349	1.2 x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Six months ended June 30,
	2013	2012
Scheduled debt amortization	$23,736	$22,751
Lease financing debt amortization - FMV or no purchase option (3)	6,815	5,922
Lease financing debt amortization - bargain purchase option	8,133	6,879
Total debt amortization	$38,684	$35,552

Line Availability

($000s)	06/30/12	09/30/12	12/31/12	03/31/13	06/30/13

Total line commitment	$230,000	$230,000	$230,000	$230,000	$250,000

Line availability (6)	$201,659	$189,978	$191,436	$198,563	$225,331
Ending line balance	75,000	80,000	80,000	45,000	70,000
Available to draw	$126,659	$109,978	$111,436	$153,563	$155,331
Cash and cash equivalents	38,676	42,504	69,240	28,242	30,946
Total liquidity (available to draw + cash)	$165,335	$152,482	$180,676	$181,805	$186,277

Total letters of credit outstanding	$78,324	$78,127	$78,112	$77,952	$75,031

(1) Includes mortgage debt, bond and discount mortgage backed security financing and convertible notes, but excludes capital leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Payments are included in CFFO.
(4) Weighted swap rate for stated reporting period is 5.49%.
(5) Weighted cap rate for stated reporting period of 5.08% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(6) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Leverage Ratios

		Annualized
	Balance	Leverage
Debt (1)	$2,249,567
Capital leases	306,382
Total Debt	$2,555,949	5.7	x

Plus: Line of credit (cash borrowings)	70,000
Less: Unrestricted cash	(30,946)
Less: Cash held as collateral against existing debt	(6,390)
Subtotal	$2,588,613	5.8	x

2013 YTD annualized Adjusted EBITDA	$448,254

Annual cash lease expense multiplied by 8	2,216,800
Total adjusted debt	$4,805,413	6.6	x

2013 YTD annualized Adjusted EBITDAR	$725,354

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$1,276,337	4.78%
Variable rate debt (1)	973,230	2.70%
Capital leases	306,382	8.15%
Line of credit (cash borrowings)	70,000	3.75%
Total debt	$2,625,949

	Balance	% of total
Variable rate debt with interest rate swaps (1) (4)	$27,170	2.8%
Variable rate debt with interest rate caps (1) (5)	673,333	69.2%
Variable rate debt - unhedged (1)	272,727	28.0%
Total variable rate debt (1)	$973,230	100.0%

Brookdale Senior Living Inc.
CFFO Reconciliation
As of June 30, 2013

CFFO Calculation
($ in 000s)

	Three Months Ended June 30,
	2013	2012

Net cash provided by operating activities (includes non-refundable entrance fees)	$80,343	$82,854
Changes in operating assets and liabilities (eliminates cash flow effect)	(707)	(14,172)
Add: Refundable entrance fees received	11,754	9,317
Less: Entrance fee refunds disbursed	(7,456)	(5,429)
Less: Recurring capital expenditures, net	(10,664)	(8,599)
Less: Lease financing debt amortization with fair market value or no purchase options	(3,444)	(2,993)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(773)	(809)
Add: CFFO from unconsolidated ventures	2,099	1,310
Cash From Facility Operations	$71,152	$61,479

Add: Integration, transaction-related and EMR roll-out costs	3,626	7,688
Adjusted Cash From Facility Operations	$74,778	$69,167

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,257	4,266	4,279	4,282	4,271	4,375	4,373
Average monthly units (excluding equity homes) available	47,858	47,935	47,998	47,935	47,959	47,956	47,929
Average occupancy for the quarter	87.8%	87.7%	88.0%	88.7%	88.0%	88.5%	88.3%
Senior Housing resident fee revenue	$536,629	$538,018	$542,215	$546,195	$2,163,057	$557,039	$555,213

Add: ISC segment revenue	53,854	57,722	56,856	56,085	224,517	60,198	58,693
Add: management fee revenue	7,444	7,499	7,407	8,436	30,786	7,609	7,744
Total revenues excluding entrance fee amortization	$597,927	$603,239	$606,478	$610,716	$2,418,360	$624,846	$621,650

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$603,993	$609,549	$612,937	$617,243	$2,443,722	$631,979	$628,682
Less: Entrance fee amortization	(6,066)	(6,310)	(6,459)	(6,527)	(25,362)	(7,133)	(7,032)
Adjusted revenues	597,927	603,239	606,478	610,716	2,418,360	624,846	621,650

Less: Facility operating expenses	(398,769)	(403,515)	(411,467)	(417,168)	(1,630,919)	(413,003)	(416,027)
Add: Change in future service obligation	-	-	-	2,188	2,188	-	-
Adjusted facility operating expenses	(398,769)	(403,515)	(411,467)	(414,980)	(1,628,731)	(413,003)	(416,027)

Less: G&A including non-cash stock-based compensation expense	(44,973)	(46,071)	(43,158)	(44,627)	(178,829)	(46,611)	(46,035)
Add: G&A non-cash stock-based compensation expense	6,435	6,729	6,021	6,335	25,520	6,894	6,988
Net G&A	(38,538)	(39,342)	(37,137)	(38,292)	(153,309)	(39,717)	(39,047)

Less: Facility lease expense	(71,445)	(70,628)	(71,167)	(70,785)	(284,025)	(69,019)	(68,777)
Add: Straight-line lease expense	1,642	1,564	2,118	1,344	6,668	748	684
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)
Net lease expense	(70,896)	(70,157)	(70,142)	(70,534)	(281,729)	(69,364)	(69,186)

Add: Entrance fee receipts	14,989	19,694	25,132	22,890	82,705	16,873	23,878
Less: Entrance fee disbursements	(8,102)	(5,429)	(6,024)	(7,801)	(27,356)	(9,320)	(7,456)
Net entrance fees	6,887	14,265	19,108	15,089	55,349	7,553	16,422

Adjusted EBITDA	96,611	104,490	106,840	101,999	409,940	110,315	113,812

Less: Recurring capital expenditures, net	(8,064)	(8,599)	(11,475)	(10,168)	(38,306)	(9,324)	(10,664)
Less: Interest expense, net	(31,198)	(31,739)	(31,586)	(29,803)	(124,326)	(30,668)	(29,591)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,929)	(2,993)	(3,066)	(3,132)	(12,120)	(3,371)	(3,444)
Add: CFFO from unconsolidated ventures	1,228	1,310	1,559	1,279	5,376	1,958	2,099
Less: Other	(1,062)	(990)	(792)	1,238	(1,606)	(1,068)	(1,060)

Reported CFFO	$54,586	$61,479	$61,480	$61,413	$238,958	$67,842	$71,152

Add: integration, transaction-related and EMR roll-out costs	3,904	7,688	4,624	7,249	23,465	2,105	3,626
Adjusted CFFO	$58,490	$69,167	$66,104	$68,662	$262,423	$69,947	$74,778

CFFO Per Share

($ except where indicated)	FY 2012					FY 2013
	Q1	Q2	Q3	Q4	Full Year (2)	Q1	Q2
Reported CFFO	$0.45	$0.51	$0.50	$0.50	$1.96	$0.55	$0.58
Add: integration, transaction-related and EMR roll-out costs	0.03	0.06	0.04	0.06	0.19	0.02	0.03
Adjusted CFFO	$0.48	$0.57	$0.54	$0.56	$2.15	$0.57	$0.61

Shares used in calculation of CFFO (000's)	121,145	121,708	122,493	122,608		122,823	123,405

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of June 30, 2013

Cash Basis ($ in 000's except average resale and refund)

	FY 2012				FY 2013
	Q1	Q2	Q3	Q4	Q1	Q2
# Closings	94	106	147	121	91	128
# of Refunds	92	62	66	79	87	88

Resale Receipts:
Proceeds from non-refundable entrance fees (1)	7,000	10,377	12,926	9,802	9,237	12,124
Proceeds from refundable entrance fees (2)	7,989	9,317	12,206	13,088	7,636	11,754
Total Cash Proceeds	14,989	19,694	25,132	22,890	16,873	23,878
Refunds of entrance fees (3)	(8,102)	(5,429)	(6,024)	(7,801)	(9,320)	(7,456)
Net Resale Cash Flow	6,887	14,265	19,108	15,089	7,553	16,422

MyChoice proceeds included in refundable resale receipts above	2,363	3,602	2,466	4,881	1,768	4,041

Average Resale $ (excluding MyChoice proceeds)	134,319	151,811	154,190	148,835	165,989	154,977
Average Refund $ (excluding MyChoice refunds)	(84,283)	(77,500)	(87,273)	(95,025)	(98,540)	(80,773)

Value of Unsold Inventory ($ in 000's except average resale price)
Gross Value @ Average Resale Price of $155,000	94,550
Refund Attachments	(14,142)
Net Cash Value	80,408

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	FY 2012				FY 2013
	Q1	Q2	Q3	Q4	Q1	Q2
Amortization of entrance fees (incl. gains on terminations)	(6,066)	(6,310)	(6,459)	(6,527)	(7,133)	(7,032)

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community's various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident's entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

BKD adopted the provisions of ASU 2012-01 as of January 1, 2013 and incorporated the provisions of this update to its consolidated financial statements through retrospective application to all periods presented. The prior period amortization of entrance fees have been revised to reflect this change in accounting. Refer to the Company's Form 10-Q filings for further details.

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue.
(2) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes MyChoice proceeds).
(3) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of June 30, 2013
($ in 000s)

Cash Flow Statements

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012	Q1 2013	Q2 2013
Cash Flows from Operating Activities
Net (loss) income	$(10,544)	$(19,015)	$(12,216)	$(24,692)	(66,467)	$3,558	$(5,200)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Loss on extinguishment of debt	221	-	-	-	221	-	893
Depreciation and amortization	67,817	68,147	67,419	66,979	270,362	69,228	71,602
Asset impairment	1,083	7,246	-	19,348	27,677	-	2,154
Equity in (earnings) loss of unconsolidated ventures	(99)	61	249	3,277	3,488	(115)	(445)
Distributions from unconsolidated ventures from cumulative share of net earnings	206	809	420	72	1,507	668	773
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)
Amortization of entrance fees	(6,066)	(6,310)	(6,459)	(6,527)	(25,362)	(7,133)	(7,032)
Proceeds from deferred entrance fee revenue	7,000	10,377	12,926	9,802	40,105	9,237	12,124
Deferred income tax benefit	(135)	(169)	(131)	(90)	(525)	-	-
Change in deferred lease liability	1,642	1,564	2,118	1,344	6,668	748	684
Change in fair value of derivatives and amortization	233	278	(140)	(7)	364	(135)	(1,836)
Loss (gain) on sale of assets	114	58	73	87	332	(926)	24
Loss on acquisition	636	-	-	-	636	-	-
Gain on facility lease termination	(2,780)	-	-	(8,804)	(11,584)	-	-
Change in future service obligation	-	-	-	2,188	2,188	-	-
Non-cash stock-based compensation	6,435	6,729	6,021	6,335	25,520	6,894	6,988
Other	-	-	(487)	-	(487)	-	-
Changes in operating assets and liabilities:
Accounts receivable, net	(5,317)	(3,484)	709	4,677	(3,415)	(9,064)	1,736
Prepaid expenses and other assets, net	(1,681)	7,622	(2,793)	5,539	8,687	9,140	(12,679)
Accounts payable and accrued expenses	(23,705)	14,410	17,352	(3,203)	4,854	(10,871)	12,926
Tenant refundable fees and security deposits	(442)	(675)	(439)	9	(1,547)	(335)	(258)
Deferred revenue	12,168	(3,701)	(4,098)	7,750	12,119	(5,316)	(1,018)
Net cash provided by operating activities	45,693	82,854	79,431	82,991	290,969	64,485	80,343
Cash Flows from Investing Activities
Increase in lease security deposits and lease acquisition deposits, net	(2,217)	(4,119)	(431)	(1,232)	(7,999)	(1,952)	(1,066)
Decrease (increase) in cash and escrow deposits — restricted	8,442	(3,038)	(7,806)	(2,408)	(4,810)	826	2,195
Purchase of marketable securities — restricted	(761)	(341)	(351)	(104)	(1,557)	-	-
Sale of marketable securities — restricted	-	-	-	35,124	35,124	-	-
Additions to property, plant and equipment and leasehold intangibles, net	(41,533)	(50,433)	(59,415)	(57,031)	(208,412)	(51,614)	(48,677)
Acquisition of assets, net of related payables and cash received	(104,984)	(4,975)	(1,349)	(161,215)	(272,523)	(2)	(4,833)
Issuance of (payment on) notes receivable, net	(439)	-	(152)	722	131	(17)	(47)
Investment in unconsolidated ventures	-	(571)	-	(4,797)	(5,368)	(5,843)	(2,149)
Distributions received from unconsolidated ventures	100	84	72	94	350	-	-
Proceeds from sale of assets, net	-	325	-	8,918	9,243	440	7,114
Other	-	-	487	-	487	-	-
Net cash used in investing activities	(141,392)	(63,068)	(68,945)	(181,929)	(455,334)	(58,162)	(47,463)
Cash Flows from Financing Activities
Proceeds from debt	175,838	17,178	591	178,684	372,291	8,955	418,667
Repayment of debt and capital lease obligations	(86,068)	(32,585)	(18,304)	(54,878)	(191,835)	(17,707)	(470,825)
Proceeds from line of credit	130,000	75,000	75,000	95,000	375,000	105,000	85,000
Repayment of line of credit	(110,000)	(85,000)	(70,000)	(95,000)	(360,000)	(140,000)	(60,000)
Payment of financing costs, net of related payables	(2,378)	(336)	(96)	(2,753)	(5,563)	(2,200)	(5,695)
Refundable entrance fees:							-
Proceeds from refundable entrance fees	7,989	9,317	12,206	13,088	42,600	7,636	11,754
Refunds of entrance fees	(8,102)	(5,429)	(6,024)	(7,801)	(27,356)	(9,320)	(7,456)
Cash portion of loss on extinguishment of debt	(118)	-	-	-	(118)	-	(453)
Purchase of derivatives and payment of swap termination	(99)	(1,190)	-	(619)	(1,908)	-	(1,489)
Other	(86)	(178)	(31)	(47)	(342)	315	321
Net cash provided by (used in) financing activities	106,976	(23,223)	(6,658)	125,674	202,769	(47,321)	(30,176)
Net increase (decrease) in cash and cash equivalents	11,277	(3,437)	3,828	26,736	38,404	(40,998)	2,704
Cash and cash equivalents at beginning of period	30,836	42,113	38,676	42,504	30,836	69,240	28,242
Cash and cash equivalents at end of period	$42,113	$38,676	$42,504	$69,240	$69,240	$28,242	$30,946